                                                                   Exhibit 10.31



                             STOCKHOLDERS' AGREEMENT



                                  by and among



                            HEWITT ASSOCIATES, INC.,



                               HEWITT HOLDINGS LLC



                                       and



                      THE COVERED PERSONS SIGNATORY HERETO



                            Dated as of July 1, 2003

                             STOCKHOLDERS' AGREEMENT

     This Stockholders' Agreement is made and entered into as of July 1, 2003 (as amended, supplemented, waived or otherwise modified from time to time in accordance with its terms, this "Agreement"), by and among Hewitt Associates, Inc., a Delaware corporation (the "Company"), Hewitt Holdings LLC, an Illinois limited liability company ("Hewitt Holdings"), and the Covered Persons listed on Appendix A hereto as such Appendix A may be amended from time to time pursuant to the provisions hereof.

                                   WITNESSETH:

     WHEREAS, the Covered Persons are beneficial owners of shares of Class B Common Stock, par value $0.01 per share, of the Company (the "Class B Common Stock") and/or Class C Common Stock, par value $0.01 per share, of the Company (the "Class C Common Stock"); and

     WHEREAS, the Covered Persons desire to address herein certain relationships among themselves with respect to the voting and disposition of their shares of Class B Common Stock and Class C Common Stock and various other matters and desire to give to the Stockholders' Committee and the Executive Committee (each hereinafter defined) the power to enforce their agreements with respect thereto;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                          DEFINITIONS AND OTHER MATTERS

     Section 1.1 Definitions. The following words and phrases as used herein shall have the following meanings, except as otherwise expressly provided or unless the context otherwise requires:

            (a) A Covered Person "acquires" Covered Shares when such Covered Person first becomes the beneficial owner of such Covered Shares.

            (b) This "Agreement" shall have the meaning ascribed to such term in the preamble hereto.

            (c) "Allocation Date" shall have the meaning ascribed to such term in Section 2.2(a).

            (d) A "beneficial owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security, but for purposes of this Agreement a person shall not be deemed a beneficial owner of Common Stock (A) solely by virtue of the application of Exchange Act Rule 13d-3(d) or Exchange Act Rule 13d-5 as in effect on the date hereof, (B) solely by virtue of the possession of the legal right to vote securities under applicable law (such as by proxy, power of attorney or appointment as corporate representative) or (C) held of record by a "private foundation" subject to the requirements of Section 509 of the Code (or equivalent in other jurisdictions as determined from time to time by the Executive Committee). "Beneficially own" and "beneficial ownership" shall have correlative meanings.

            (e) "Board of Directors" shall mean the board of directors of the Company.

            (f) "Book Value" shall mean the book value per share of Class A Common Stock as of the end of the Company's most recent fiscal quarter for which financial results have been reported, determined in accordance with United States generally accepted accounting principles.

            (g) "Certificate of Incorporation" shall mean the Amended and Restated Certificate of Incorporation of the Company, as may be amended from time to time.

            (h) "Change in Control" shall mean the occurrence of any of the following events:

            (i) The acquisition by any individual, entity, or group (which for purposes of this clause shall exclude (A) any individual who is a Covered Person or entity or group in which a Covered Person holds an interest or is a member and (B) the Stockholders' Committee) of beneficial ownership (which for purposes of clauses (i) and (ii) shall have the meaning ascribed to such term in Exchange Act Rule 13d-3) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities with respect to the election of directors of the Company;

            (ii) The consummation of a reorganization, merger, or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which all or substantially all of the individuals or entities who are the beneficial owners of the outstanding shares of Common Stock immediately prior to the Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of the outstanding shares of common stock of the resulting entity and of the combined voting power of the outstanding securities entitled to vote for the election of directors of such entity; or

            (iii) Individuals who, as of the date hereof, constitute the board of directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such board; provided, that any individual who becomes a director of the Company subsequent to the date hereof, whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest subject to the provisions of Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the board shall not be deemed a member of the Incumbent Board.

            (i) "Class A Common Stock" shall mean shares of Class A Common Stock, par value $0.01 per share, of the Company.

            (j) "Class B Common Stock" shall have the meaning ascribed to such term in the recitals hereto.

            (k) "Class C Common Stock" shall have the meaning ascribed to such term in the recitals hereto.

            (l) "Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings and regulations thereunder.

            (m) "Common Stock" shall mean the Class A Common Stock, Class B Common Stock and Class C Common Stock.

            (n) "Company" shall have the meaning ascribed to such term in the preamble hereto.

            (o) "Continuing Provisions" shall have the meaning ascribed to such term in Section 8.1(b).

            (p) "Covered Persons" shall mean those persons from time to time listed on Appendix A hereto, and all persons who may become parties to this Agreement and whose names are required to be listed on Appendix A hereto, in each case in accordance with the terms hereof.

            (q) A Covered Person's "Covered Shares" shall mean (i) any shares of Class B Common Stock and Class C Common Stock now beneficially owned by such Covered Person, (ii) any shares of Class B Common Stock and Class C Common Stock with respect to which such Covered Person hereafter acquires beneficial ownership and (iii) any shares of Class A Common Stock with respect to which such Covered Person hereafter acquires beneficial ownership upon conversion of the shares of Class B Common Stock or Class C Common Stock beneficially owned by such Covered Person. "Covered Shares" shall also include the securities that are defined to be "Covered Shares" in Section 7.3.

            (r) "Deceased Owner" shall mean (i) an Owner Covered Person who is the estate, heir or beneficiary of a deceased Hewitt Holdings Owner and (ii) a Hewitt Holdings Owner who dies after the date hereof, and his estate, heirs and beneficiaries.

            (s) The term "Disability" shall have the meaning given thereto in the long term disability plan of the Company as in effect from time to time.

            (t) "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended to date and as further amended from time to time.

            (u) A reference to an "Exchange Act Rule" shall mean such rule or regulation of the United States Securities and Exchange Commission under the Exchange Act, as in effect from time to time or as replaced by a successor rule thereto.

            (v) "Executive Committee" shall mean the Executive Committee of Hewitt Holdings as constituted from time to time pursuant to the Operating Agreement.

            (w) "Goodwill Shares" shall mean, as to an Owner Covered Person, the number of shares of Class B Common Stock designated as "Goodwill Shares" on the books and records of the Company and any shares of Class A Common Stock issued upon conversion of such shares.

            (x) "Hewitt Holdings" shall have the meaning ascribed to such term in the preamble hereto.

            (y) "Hewitt Holdings Owner" shall mean each person designated as a "Hewitt Holdings Owner" on Appendix A hereto.

            (z) "Independent Directors" shall mean the directors of the Company from time to time who (i) are not employees of the Company or Hewitt Holdings, or their respective Subsidiaries and (ii) do not own any Owner Covered Shares.

            (aa)   "IPO Date" shall mean June 27, 2002.

            (bb) "Market Value" shall mean an amount per share of Class A Common Stock equal to (i) the average closing sale price per share of Class A Common Stock for the five (5) trading days immediately preceding the date as of which the Market Value is to be determined as officially reported on the principal national securities exchange on which the Class A Common Stock is then listed or admitted to trading; provided that if no sale takes place on any such date, the applicable price for such date shall be the average of the closing bid and asked prices, (ii) if the Class A Common Stock is not then listed or admitted to trading on a national securities exchange but is designated as a national market system security by the National Association of Securities Dealers, the average of the last trading price per share of Class A Common Stock for the five (5) trading days immediately preceding the date as of which the Market Value is to be determined; provided that if no sale takes place on any such date, the applicable price for such date shall be the average of the closing bid and asked prices, or (iii) if the Class A Common Stock is not so listed, admitted or designated, the average of the closing bid and asked price per share of Class A Common Stock for the five (5) trading days immediately preceding the date as of which the Market Value is to be determined as shown by the National Association of Securities Dealers automated quotation system.

            (cc) "Operating Agreement" shall mean the Amended and Restated Operating Agreement of Hewitt Holdings, dated as of May 30, 2002, as amended from time to time.

            (dd) "Owner Covered Person" shall mean each Covered Person designated as an "Owner Covered Person" on Appendix A hereto.

            (ee)   "Owner Transferee" shall mean each Owner Covered Person who
(i) holds Goodwill Shares, (ii) is not a Hewitt Holdings Owner, and (iii) received such Goodwill Shares (or a distributional interest in Hewitt Holdings with respect to such shares) from a Hewitt Holdings Owner.

            (ff) "Permitted Basket Transaction" shall mean the purchase or sale of, or the establishment of a long or short position in, a basket or index of securities (or of a derivative financial instrument with respect to a basket or index of securities) that includes securities of the Company, in each case if such purchase, sale or establishment does not violate the Company's policy on hedging with respect to securities of the Company.

            (gg) A "person" shall include, as applicable, any individual, estate, trust, corporation, partnership, limited liability company, unlimited liability company, foundation, association or other entity.

            (hh) "Preliminary Vote" shall have the meaning ascribed to such term in Section 4.1 hereof.

            (ii) "Remaining Owners" shall mean (i) the Hewitt Holdings Owners who are employed by the Company or any Subsidiary at an Allocation Date, (ii) the Retired Owners and (iii) the Deceased Owners.

            (jj) "Retired Owner" shall mean (i) a Hewitt Holdings Owner who retires after reaching the age of 55 with ten (10) years of service with the Company or any Subsidiary, (ii) a Hewitt Holdings Owner who has retired prior to the date hereof, whose retirement was approved by the Executive Committee at the time of retirement and (iii) a Hewitt Holdings Owner who retires pursuant to the provisions set forth in Section 2.2(d).

            (kk) "Stockholders' Committee" shall mean the body constituted to administer certain terms and provisions of this Agreement pursuant to Article V hereof.

            (ll) "Subsidiary" shall mean any person in which the Company owns, directly or indirectly, at least a majority of the equity, economic or voting interest.

            (mm) "Surrendered Shares" shall have the meaning ascribed to such term in Section 2.2(a) hereof.

            (nn) "Terminated Owner" shall have the meaning ascribed to such term in Section 2.2(a) hereof.

            (oo) "Termination Date" shall have the meaning ascribed to such term in Section 2.2(a) hereof.

            (pp) "Termination Event" shall have the meaning ascribed to such term in Section 2.2(a) hereof.

            (qq) "Transfer" shall mean any sale, transfer, pledge, hypothecation or other disposition (by merger, operation of law or otherwise), whether direct or indirect, whether or not for value, and shall include any disposition of the economic or other risks of ownership of Covered Shares, including short sales of Covered Shares, option transactions (whether physical or cash settled) with respect to Covered Shares, use of equity or other derivative financial instruments relating to Covered Shares and other hedging arrangements with respect to Covered Shares, in each such case other than Permitted Basket Transactions.

            (rr) "Transfer Restrictions" shall mean the restrictions on Transfer set forth in Sections 2.1 and 2.2.

            (ss) "Unallocated Shares" shall have the meaning ascribed to such term in Section 2.2(a).

            (tt) "vote" shall include actions taken or proposed to be taken by written consent.

            (uu) "Voted Covered Shares" shall have the meaning ascribed to such term in Section 4.2(a).

            (vv) "Voting Interests" shall have the meaning ascribed to such term in Section 4.1 hereof.

     Section 1.2 Gender. For the purposes of this Agreement, the words "he," "his" or "himself" shall be interpreted to include the masculine, feminine and corporate, other entity or trust form.

                                   ARTICLE II

                        LIMITATIONS ON TRANSFER OF SHARES
                            BY OWNER COVERED PERSONS

     Section 2.1   Restriction on Transfer.

            (a) Except as otherwise provided herein, each Owner Covered Person agrees that such Owner Covered Person shall not Transfer any Covered Shares beneficially owned by such Owner Covered Person until the later to occur of (i) June 27, 2005 and (ii) the date which is six (6) months after the consummation of the most recent public offering of the Company's Class A Common Stock that occurs prior to June 27, 2005. Except as otherwise provided herein, each Owner Covered Person further agrees that such Owner Covered Person shall not Transfer prior to June 27, 2006 any Goodwill Shares beneficially owned by such Owner Covered Person which remain subject to the restrictions set forth in
Section 2.2.

            (b) Notwithstanding anything to the contrary contained herein, the provisions of Section 2.1(a) shall terminate and be of no further force or effect following the consummation of a Change in Control of the Company.

     Section 2.2   Goodwill Shares.

            (a) If a Hewitt Holdings Owner ceases to be employed by the Company or any Subsidiary (other than as a result of death or Disability) before the Hewitt Holdings Owner reaches the age of 55 and has ten (10) years of service with the Company or any Subsidiary (a "Termination Event", the date of such termination being referred to as the "Termination Date"), such Hewitt Holdings Owner and his Owner Transferees shall be entitled to retain only the number of Goodwill Shares that remain after transfer of the Surrendered Shares (as hereinafter defined) pursuant to this Section 2.2. Upon the occurrence of a Termination Event, the terminated Hewitt Holdings Owner and his Owner Transferees (together, the "Terminated Owner") shall transfer to the Remaining Owners a number of Goodwill Shares equal to the following (the "Surrendered Shares"):

                   D x (C x (1 - A / B))

     where:   A =  the lesser of (i) B or (ii) the Book Value;

              B = the Market Value per share of Class A Common Stock as of the Termination Date;

              C =  (i) prior to the first anniversary of the IPO Date, 100%;

                   (ii) on or after the first anniversary of the IPO Date, but prior to the second anniversary of the IPO Date, 75%;

                   (iii) on or after the second anniversary of the IPO Date, but prior to the third anniversary of the IPO Date, 50%;

                   (iv) on or after the third anniversary of the IPO Date, but prior to the fourth anniversary of the IPO Date, 25%; and

                   (v) on or after the fourth anniversary of the IPO Date, 0;
                   and

              D = the number of Goodwill Shares initially allocated to the Terminated Owner as reflected on the books and records of the Company.

The Surrendered Shares shall automatically be transferred by the Terminated Owner on the Termination Date, without the need of further action by the Terminated Owner and without consideration, for the benefit of the Remaining Owners and shall be held in custody by the custodian appointed pursuant to
Section 7.4(a) until such Surrendered Shares are allocated to the accounts of the Remaining Owners by the Executive Committee. All Surrendered Shares which have not been allocated to the accounts of the Remaining Owners shall be referred to as "Unallocated Shares". The Executive Committee shall allocate the Unallocated Shares to the Remaining Owners on each anniversary of the IPO Date and at such other times as the Executive Committee shall determine in its discretion (the date of such allocation being referred to as an "Allocation Date"). The Executive Committee shall allocate the Unallocated Shares to the Remaining Owners in proportion to their original relative allocations of Goodwill Shares as reflected on the books and records of the Company. Each Owner Covered Person hereby agrees that (i) the Unallocated Shares shall be voted, or written consents with respect to the Unallocated Shares shall be provided, in the manner set forth in Section
4.2 and (ii) any dividends or other distributions with respect to the Unallocated Shares shall be held in custody by the custodian appointed pursuant to Section 7.4(a) until the Allocation Date, at which time such dividends or other distributions shall be allocated and distributed to the Remaining Owners in the same proportion as the Unallocated Shares.

Notwithstanding anything herein to the contrary, the Terminated Owner shall surrender to the Company the stock certificate or certificates (if any) representing the Surrendered Shares, together with any executed document the Company deems necessary to effectuate the transfer of the Surrendered Shares. The obligations of a terminated Hewitt Holdings Owner and his Owner Transferees pursuant to this Section 2.2 shall be joint and several. No Terminated Owner shall have any further rights with respect to his Surrendered Shares after a Termination Event shall have occurred. No Remaining Owner shall have any rights with respect to any Unallocated Shares until such shares are allocated to the account of such Remaining Owner on an Allocation Date.

The Executive Committee shall have the authority to vary the application of the formula set forth in this Section 2.2(a) in connection with the termination of a Terminated Owner's employment with the Company or any Subsidiary, subject to the approval of a majority of the Independent Directors.

The restrictions on Transfer set forth in Section 2.1 shall not restrict the Transfer of Surrendered Shares by the Terminated Owner to the Remaining Owners pursuant to this Section 2.2.

            (b) Notwithstanding Section 2.2(a), if a Hewitt Holdings Owner ceases to be employed by the Company or any Subsidiary (i) as a result of his or her death, or (ii) after the Hewitt Holdings Owner reaches the age of 55 and has ten (10) years of service with the Company or any Subsidiary, neither the Hewitt Holdings Owner nor his Owner Transferees shall be deemed to transfer any Goodwill Shares upon termination of the Hewitt Holdings Owner's employment with the Company or any Subsidiary.

            (c) Notwithstanding Section 2.2(a), if a Hewitt Holdings Owner ceases to be employed by the Company or any Subsidiary as a result of his or her Disability, neither the Hewitt Holdings Owner nor his Owner Transferees shall be deemed to transfer any Goodwill Shares upon termination of the Hewitt Holdings Owner's employment with the Company or any Subsidiary, however, the Goodwill Shares which would have been transferred by the Hewitt Holdings Owner or his Owner Transferees upon termination of employment but for this Section 2.2(c) shall remain subject to the restrictions on transfer applicable to Goodwill Shares described in Section 2.1 as if the Hewitt Holdings Owner had remained employed by the Company or any Subsidiary.

            (d)    Notwithstanding Section 2.2(a), if a Hewitt Holdings Owner
(i) has reached age 52, (ii) has been a Hewitt Holdings Owner for at least ten
(10) years, and (iii) has provided at least twelve (12) months' prior written notice of retirement to the Board of Directors (or a designated officer of the Company), such Hewitt Holdings Owner may retire and such Hewitt Holdings Owner and his Owner Transferees shall retain all Goodwill Shares except for a number of shares equal to the product of (i) the number of Goodwill Shares which would constitute Surrendered Shares pursuant to the formula set forth in Section 2.2(a) (assuming a Termination Event had occurred at the time of retirement) multiplied by (ii) the percentage set forth below:

                   Percentage = (6% - (0.2% x Y)) x Z

     where:   Y =  the number of full years prior to retirement that the Hewitt
                   Holdings Owner has been a Hewitt Holdings Owner in excess of ten (10) years; and

              Z = the number of years (including fractional years determined in whole months) that the Hewitt Holdings Owner is retiring before the month in which the Hewitt Holdings Owner reaches the age of 55.

Such Retired Owner and his Owner Transferees shall transfer the number of shares calculated above to the Remaining Owners in accordance with the provisions of
Section 2.2(a) otherwise applicable to Surrendered Shares.

            (e) Notwithstanding Section 2.2(a), if the employment of a Hewitt Holdings Owner with the Company or any Subsidiary is terminated by the Company or any Subsidiary without cause (as determined by the Executive Committee in its sole discretion) during the two (2) year period following the consummation of a Change in Control of the Company, neither the Hewitt Holdings Owner nor his Owner Transferees shall be deemed to transfer any Goodwill Shares upon termination of the Hewitt Holdings Owner's employment with the Company or any Subsidiary. The term "Book Value" following a Change in Control shall mean the Book Value calculated as of the end of the most recent fiscal quarter preceding the Change in Control.

            (f) Except as provided in this Section 2.2, any Transfer of Covered Shares by an Owner Covered Person while such Owner Covered Person is still employed by the Company or any Subsidiary shall be deemed to be made first from Covered Shares other than Goodwill Shares.

            (g) Each Owner Covered Person authorizes the Company, any custodian or other person appointed for the purpose of administering this
Section 2.2 and the Company's transfer agent to transfer, without any further action by such Owner Covered Person, any Surrendered Shares which are deemed transferred pursuant to this Section 2.2 in accordance with the provisions hereof. By his signature hereto, each Owner Covered Person appoints the Company (and each executive officer of the Company), with full power of substitution and resubstitution, his true and lawful attorney-in-fact to transfer any Goodwill Shares beneficially owned by such Owner Covered Person in accordance with the provisions of this Section 2.2 granting to such attorney full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary, advisable or appropriate to carry out fully the intent of this Section 2.2 as such Owner Covered Person might or could do personally, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this power of attorney. Each Owner Covered Person hereby affirms that this power of attorney is granted as a term of this Agreement and, as such, is coupled with an interest and, to the fullest extent permitted by law, shall remain in full force and effect while the provisions of this Section 2.2 remain in effect and shall not be subject to termination by the Owner Covered Person or by operation of law, whether by the death or incapacity of the Owner Covered Person or any executor or trustee, or by the dissolution or liquidation of any corporation, partnership, limited liability company or entity, or by the occurrence of any other event. It is understood and agreed by each such Owner Covered Person that this appointment, empowerment and authorization may be exercised by the aforementioned persons with respect to all Goodwill Shares of such Owner Covered Person for the period beginning on the date hereof and ending on the date this
Section 2.2 shall no longer be in effect.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES

Each Covered Person severally represents and warrants as to himself that:

     Section 3.1 Ownership. Such Covered Person has (and with respect to Covered Shares to be acquired, will have) good, valid and marketable title to the Covered Shares, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement or another agreement with the Company by which such Covered Person is bound and to which the Covered Shares are subject.

     Section 3.2 Organization; Authority; Enforceability, etc. (If the Covered Person is other than a natural person, with respect to subsections (i) through
(xi), and if the Covered Person is a natural person, with respect to subsections
(iv) through (xi) only):

                   (i) such Covered Person is duly organized and validly existing in good standing under the laws of the jurisdiction of such Covered Person's formation;

                   (ii) such Covered Person has full right, power and authority to enter into and perform this Agreement;

                   (iii) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized, and no further proceedings on the part of such Covered Person are necessary to authorize the execution, delivery and performance of this Agreement; and this Agreement has been duly executed by such Covered Person;

                   (iv) the person signing this Agreement on behalf of such Covered Person has been duly authorized by such Covered Person to do so;

                   (v) this Agreement constitutes the legal, valid and binding obligation of such Covered Person, enforceable against such Covered Person in accordance with its terms (subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles);

                   (vi) neither the execution and delivery of this Agreement by such Covered Person nor the consummation of the transactions contemplated hereby conflicts with or results in a breach of any of the terms, conditions or provisions of any agreement or instrument to which such Covered Person is a party or by which the assets of such Covered Person are bound (including without limitation the organizational documents of such Covered Person, if such Covered Person is other than a natural person), or constitutes a default under any of the foregoing, or violates any law or regulation applicable to such Covered Person;

                   (vii) such Covered Person has obtained all authorizations, consents, approvals and clearances of all courts, governmental agencies and authorities, and any other person, if any (including the spouse of such Covered Person with respect to the interest of such spouse in the Covered Shares of such Covered Person if the consent of such spouse is required), required to permit such Covered Person to enter into this Agreement and to consummate the transactions contemplated hereby;

                   (viii) there are no actions, suits or proceedings pending, or, to the knowledge of such Covered Person, threatened against or affecting such Covered Person or such Covered Person's assets in any court or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which, if adversely determined, would impair the ability of such Covered Person to perform this Agreement;

                   (ix) the performance of this Agreement will not violate any order, writ, injunction, decree or demand of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality to which such Covered Person is subject;

                   (x) no statement, representation or warranty made by such Covered Person in this Agreement, nor any information provided by such Covered Person for inclusion in a report filed pursuant to Section 7.2 hereof or in a registration statement filed by the Company contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements, representations or warranties contained herein or information provided therein not misleading; and

                   (xi) as to an Owner Covered Person, such Owner Covered Person understands that his ability to transfer the Owner Covered Shares is subject to legal and contractual restrictions and that the Owner Covered Shares may not have been registered under the Securities Act of 1933, and that he is holding the Owner Covered Shares for his own account, for investment, and not for distribution, assignment or resale to others, and no other person has any direct or indirect beneficial interest in such shares (other than with respect to any Owner Covered Shares the Transfer of which has been approved as set forth herein).

     Section 3.3 Survival. Each Covered Person severally agrees that the foregoing provisions of this Article III shall be continuing representations and warranties of such Covered Person during the period that such person shall be a Covered Person and the shares of Common Stock of such person shall be Covered Shares, and such Covered Person shall take all actions as shall from time to time be necessary to cure any breach or violation and to obtain any authorizations, consents, approvals and clearances in order that such representations and warranties shall be true and correct during such period.

                                   ARTICLE IV

                                VOTING AGREEMENT

     Section 4.1 Preliminary Vote of Covered Persons. Prior to or contemporaneously with any vote of the stockholders of the Company, the Stockholders' Committee shall conduct a separate, preliminary vote, on each matter upon which a stockholder vote is proposed to be taken (each, a "Preliminary Vote") of the Covered Shares beneficially owned by all Covered Persons (such Covered Shares at any such time, the "Voting Interests"). The Preliminary Vote shall be conducted pursuant to procedures established by the Stockholders' Committee. The Stockholders' Committee shall have the authority, but not the obligation, to make recommendations to the Covered Persons with respect to the matters upon which the Preliminary Vote is to be taken.

     Section 4.2   Voting of the Voting Interests.

            (a) Other than in elections of directors, each Covered Person hereby agrees to vote, or provide written consents with respect to, each Covered Share beneficially owned by such Covered Person (collectively, the "Voted Covered Shares"), in accordance with the vote of the majority of the votes cast on the matter in question by the Voting Interests in the Preliminary Vote.

            (b) In elections of directors, each Covered Person hereby agrees to vote, or provide written consents with respect to, each Voted Covered Share, in favor of the election of those persons, equal in number to the number of such positions to be filled, receiving the highest numbers of votes cast by the Voting Interests in the Preliminary Vote.

     Section 4.3   Irrevocable Proxy and Power of Attorney.

            (a) By his signature hereto, each Covered Person hereby gives the Stockholders' Committee, with full power of substitution and resubstitution, an irrevocable proxy to vote (or provide written consents in lieu of a meeting) or otherwise act with respect to all of the Covered Person's Voted Covered Shares, as fully, to the same extent and with the same effect as such Covered Person might or could do under any applicable laws or regulations governing the rights and powers of stockholders of a Delaware corporation and (i) directs that such proxy shall be voted (or written consents in lieu of a meeting shall be provided) in connection with such matters as are the subject of a Preliminary Vote as provided in this Agreement in accordance with such Preliminary Vote,
(ii) authorizes the holder of such proxy to vote (or provide written consents in lieu of a meeting) on such other matters as may come before a meeting of, or upon which action is to be taken by written consent of, the stockholders of the Company or any adjournment thereof and as are related, directly or indirectly, to the matter which was the subject of the Preliminary Vote as the aforementioned persons see fit in their discretion but in a manner consistent with the Preliminary Vote, and (iii) authorizes the holder of such proxy to vote (or provide written consents in lieu of a meeting) on such other matters as may come before a meeting of, or upon which action is to be taken by written consent by, the stockholders of the Company or any adjournment thereof (including matters related to adjournment thereof) as the aforementioned persons see fit in their discretion but not to cast any vote under this clause (iii) which is inconsistent with the Preliminary Vote or which would achieve an outcome that would frustrate the intent of the Preliminary Vote. Each such Covered Person hereby affirms that this proxy is given as a term of this Agreement and as such is coupled with an interest and is irrevocable and not subject to termination by the Covered Person or by operation of law, whether by the death or incapacity of the Covered Person or any executor or trustee, or by the dissolution or liquidation of any corporation, partnership, limited liability company or entity, or by the occurrence of any other event. It is further understood and agreed by each such Covered Person that this proxy may be exercised by the aforementioned persons with respect to all Voted Covered Shares of such Covered Person for the period beginning on the date hereof and ending on the date this Agreement shall have been terminated pursuant to Section 8.1(a) hereof, even if such period extends beyond three (3) years from the date hereof.

            (b) By his signature hereto, each Covered Person appoints the Stockholders' Committee, with full power of substitution and resubstitution, his true and lawful attorney-in-fact, in accordance with the provisions of this
Article IV, to direct the voting (or to direct providing of written consents in lieu of a meeting) of any Voted Covered Shares held of record by any other person but beneficially owned by such Covered Person granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary, advisable or appropriate to carry out fully the intent of Section 4.2 and
Section 4.3(a) as such Covered Person might or could do personally, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this power of attorney. Each Covered Person hereby affirms that this power of attorney is granted as a term of this Agreement and, as such, is coupled with an interest and, to the fullest extent permitted by law, shall remain in full force and effect until this Agreement shall have been terminated pursuant to Section 8.1(a) hereof, and shall not be subject to termination by the Covered Person or by operation of law, whether by the death or incapacity of the Covered Person or any executor or trustee, or by the dissolution or liquidation of any corporation, partnership, limited liability company or entity, or by the occurrence of any other event. It is understood and agreed by each such Covered Person that this appointment, empowerment and authorization may be exercised by the aforementioned persons with respect to all Voted Covered Shares of such Covered Person, and held of record by another person, for the period beginning on the date hereof and ending on the date this Agreement shall have been terminated pursuant to Section 8.1(a) hereof.

     Section 4.4 Change in Control. Notwithstanding anything to the contrary contained herein, the provisions of this Article IV shall terminate and be of no further force or effect following the consummation of a Change in Control of the Company.

     Section 4.5 Certificate of Incorporation. During such time as the provisions of the Certificate of Incorporation with respect to the preliminary vote to be conducted thereunder remain in effect, the preliminary vote conducted pursuant to the Certificate of Incorporation shall constitute the Preliminary Vote hereunder as it relates to the shares of Class B Common Stock and Class C Common Stock which are Covered Shares. If the provisions of the Certificate of Incorporation with respect to the preliminary vote are rendered inapplicable, the Preliminary Vote shall, with respect to all Covered Shares, be conducted pursuant to procedures established by the Stockholders' Committee hereunder.

                                    ARTICLE V

                             STOCKHOLDERS' cOMMITTEE

       Section 5.1  Constituency; Succession.

               (a) The Stockholders' Committee shall mean the Stockholders' Committee designated pursuant to the Certificate of Incorporation from time to time which shall be designated in the manner set forth therein.

               (b) If the provisions of the Certificate of Incorporation with respect to the Stockholders' Committee are rendered inapplicable (whether by amendment, conversion of all of the shares of Class B Common Stock and Class C Common Stock or otherwise) the Executive Committee shall establish procedures by which a successor Stockholders' Committee shall be appointed hereunder. The Executive Committee shall perform the functions of the Stockholders' Committee until such successor Stockholders' Committee shall be appointed.

       Section 5.2  Determinations of and Actions by the Stockholders'
Committee.

               (a) All determinations necessary or advisable under Articles IV and V shall be made by the Stockholders' Committee, whose determinations shall be final and binding. The Stockholders' Committee's determinations under Articles IV and V and actions (including waivers) hereunder need not be uniform and may be made selectively among Covered Persons (whether or not such Covered Persons are similarly situated).

               (b) Each Covered Person recognizes and agrees that the members of the Stockholders' Committee in acting hereunder shall at all times be acting in their individual capacities (and not as directors or officers of the Company) and shall not have any fiduciary duties to the Covered Persons as members of the Stockholders' Committee.

               (c) The Stockholders' Committee shall act through a majority vote of its members and such actions may be taken in person at a meeting, by a written instrument signed by a majority of the members or by a majority of the members acting via electronic transmission. Members of the Stockholders' Committee may participate in any meeting of the Stockholders' Committee by conference telephone or other communications equipment by means of which all persons participating therein can hear and speak to each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

       Section 5.3 Certain Obligations of the Stockholders' Committee. The Stockholders' Committee shall be obligated (a) to attend as proxy, or cause a person designated by it and acting as lawful proxy to attend as proxy, each meeting of the stockholders of the Company and to vote or to cause such designee to vote the Covered Shares over which it has the power to vote in accordance with the results of the Preliminary Vote as set forth in Section 4.2, (b) to provide written consents in lieu of a meeting in connection with any action of the stockholders which is to be taken without a meeting over which it has the power to provide written consents in accordance with the results of the Preliminary Vote as set forth in Section 4.2 and (c) to develop procedures governing Preliminary Votes and other votes and actions to be taken pursuant to this Agreement, except, in each case, to the extent such action would violate applicable law.

       Section 5.4 Compensation. No member of the Stockholders' Committee shall receive compensation for serving in such capacity except as may be approved by the holders of a majority of the Covered Shares outstanding at the time such action is taken. Each member of the Stockholders' Committee shall be entitled to reimbursement from the Company for his or her reasonable expenses incurred with respect to his or her duties as a member of the Stockholders' Committee. The Company may indemnify the members of the Stockholders' Committee with respect to their duties as members thereof pursuant to indemnification agreements which the Company may enter into with the members of the Stockholders' Committee from time to time.

                                   ARTICLE VI

                               EXECUTIVE COMMITTEE

       Section 6.1 Succession. If the provisions of the Operating Agreement with respect to the Executive Committee are rendered inapplicable (whether by amendment or at such time as Hewitt Holdings is no longer in existence), the Company shall establish procedures by which a successor to the Executive Committee shall be appointed hereunder. The Stockholders' Committee may perform the functions of the Executive Committee until such successor Executive Committee shall be appointed.

       Section 6.2  Determinations of and Actions by the Executive Committee.

               (a) All determinations necessary or advisable (including determinations of beneficial ownership) under this Agreement (other than under Articles IV and V) shall be made by the Executive Committee, whose determinations shall be final and binding. The Executive Committee's determination under this Agreement and actions (including waivers (which shall be subject to Section 8.2)) hereunder need not be uniform and may be made selectively among Covered Persons (whether or not such Covered Persons are similarly situated).

               (b) Each Covered Person recognizes and agrees that the members of the Executive Committee in acting hereunder shall at all times be acting in their individual capacities (and not as directors or officers of the Company) and shall not have any fiduciary duties to the Covered Persons as members of the Executive Committee.

               (c) The Executive Committee shall act through a majority vote of its members and such actions may be taken in person at a meeting, by a written instrument signed by a majority of the members or by a majority of the members acting via electronic transmission. Members of the Executive Committee may participate in any meeting of the Executive Committee by conference telephone or other communications equipment by means of which all persons participating therein can hear and speak to each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

       Section 6.3 Reimbursement of Expenses. Each member of the Executive Committee shall be entitled to reimbursement from Hewitt Holdings for his or her reasonable expenses incurred with respect to his or her duties as a member of the Executive Committee.

                                   ARTICLE VII

                         OTHER AGREEMENTS OF THE PARTIES

       Section 7.1  Expenses.

               (a) The Company shall be responsible for all expenses of the Stockholders' Committee incurred in the operation and administration of this Agreement, including expenses of proxy solicitation for and the taking of any Preliminary Vote, expenses incurred in preparing appropriate filings and correspondence with the United States Securities and Exchange Commission or other securities regulators, lawyers', accountants', agents', consultants', experts', investment banking and other professionals' fees, expenses incurred in enforcing the provisions of this Agreement, expenses incurred in maintaining any necessary or appropriate books and records relating to this Agreement and expenses incurred in the preparation of amendments to and waivers of provisions of this Agreement. Notwithstanding Section 7.1(b), the Company shall be responsible for all expenses of the Executive Committee incurred pursuant to
Section 7.2.

               (b) Hewitt Holdings shall be responsible for all expenses of the Executive Committee incurred in the operation and administration of this Agreement, including expenses of administering the Transfer Restrictions, expenses incurred in preparing appropriate filings and correspondence with the United States Securities and Exchange Commission or other securities regulators, lawyers', accountants', agents', consultants', experts', investment banking and other professionals' fees, expenses incurred in enforcing the provisions of this Agreement, expenses incurred in maintaining any necessary or appropriate books and records relating to this Agreement and expenses incurred in the preparation of amendments to and waivers of provisions of this Agreement.

               (c) Each Covered Person shall be responsible for all expenses of such Covered Person incurred in connection with the compliance by such Covered Person with his obligations under this Agreement, including expenses incurred by the Stockholders' Committee, the Executive Committee or the Company in enforcing the provisions of this Agreement relating to such obligations.

       Section 7.2  Filing of Schedule 13D or 13G or Other Reports.

               (a) In the event that a Covered Person is required to file a report of beneficial ownership on Schedule 13D or 13G or any other report required pursuant to applicable securities laws with respect to the Covered Shares beneficially owned by him (for this purpose as determined by Exchange Act Rule 13d-3 and Exchange Act Rule 13d-5) by virtue of this Agreement, such Covered Person agrees that, unless otherwise directed by the Executive Committee, such Covered Person will not file a separate such report, but will file a report together with the other Covered Persons, containing the information required by the Exchange Act or other applicable securities laws, and such Covered Person understands and agrees that such report shall be filed on his behalf by the Executive Committee or any member or designee thereof. Such Covered Person shall cooperate fully with the other Covered Persons and the Executive Committee to achieve the timely filing of any such report and any amendments thereto as may be required, and such Covered Person agrees that any information concerning such Covered Person which such Covered Person furnishes in connection with the preparation and filing of such report will be complete and accurate.

               (b) By his signature hereto, each Covered Person appoints the Executive Committee and each member thereof from time to time individually, with full power of substitution and resubstitution, his true and lawful attorney-in-fact to execute such reports and any and all amendments thereto and to file such reports with all exhibits thereto and other documents in connection therewith with the United States Securities and Exchange Commission and, if necessary, foreign regulators, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary, advisable or appropriate to carry out fully the intent of this Section 7.2 as such Covered Person might or could do personally, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this power of attorney. Each Covered Person hereby further designates such attorneys as such Covered Person's agents authorized to receive notices and communications with respect to such reports and any amendments thereto. Each Covered Person hereby affirms that this power of attorney is granted as a term of this Agreement and, as such, is coupled with an interest and, to the fullest extent permitted by law, shall remain in full force and effect while the provisions of this Section 7.2 remain in effect, and shall not be subject to termination by the Covered Person or by operation of law, whether by the death or incapacity of the Covered Person or any executor or trustee, or by the dissolution or liquidation of any corporation, partnership, limited liability company or entity, or by the occurrence of any other event. It is understood and agreed by each such Covered Person that this appointment, empowerment and authorization may be exercised by the aforementioned persons for the period beginning on the date hereof and ending on the date such Covered Person is no longer subject to the provisions of this Agreement (and shall extend thereafter for such time as is required to reflect that such Covered Person is no longer a party to this Agreement).

       Section 7.3 Adjustment upon Changes in Capitalization; Adjustments upon Changes of Control; Representatives, Successors and Assigns.

               (a) In the event of any change in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, spin-offs, split-ups, recapitalizations, reclassifications, amalgamations, combinations, exchanges of shares and the like, the term "Covered Shares" shall refer to and include the securities received or resulting therefrom, but only to the extent such securities are received in exchange for or in respect of Covered Shares. Upon the occurrence of any event described in the immediately preceding sentence, the Executive Committee shall make such adjustments to or interpretations of the provisions of Article II (and, if it so determines, any other provisions hereof) as it shall deem necessary or desirable to carry out the intent of such provision(s). If the Executive Committee deems it desirable, any such adjustments may take effect from the record date, the "when issued trading date", the "ex dividend date" or another appropriate date.

               (b) In the event of any business combination, amalgamation, restructuring, recapitalization or other extraordinary transaction involving the Company, its Subsidiaries or any of their respective securities or assets as a result of which the Covered Persons shall hold voting securities of a different person, the Covered Persons agree that this Agreement shall also continue in full force and effect with respect to such voting securities of such other person formerly representing or distributed in respect of the Common Stock and the terms "Class A Common Stock," "Class B Common Stock," "Class C Common Stock," "Covered Shares," "Common Stock," "Company," "Goodwill Shares," "Unallocated Shares" and "Voting Interests" shall refer to such voting securities formerly representing or distributed in respect of the Common Stock and such person, respectively. Upon the occurrence of any event described in the immediately preceding sentence, the Executive Committee shall make such adjustments to or interpretations of the restrictions of Article II (and, if it so determines, any other provisions hereof) as it shall deem necessary or desirable to carry out the intent of such provision(s). If the Executive Committee deems it desirable, any such adjustments may take effect from the record date or another appropriate date.

               (c) This Agreement shall be binding upon and inure to the benefit of the respective legatees, legal representatives, successors and assigns of the Covered Persons, Hewitt Holdings and, in the event of a transaction described in Section 7.3(b) hereof, the Company; provided, however, that a Covered Person may not assign this Agreement or any of his rights or obligations hereunder without the prior written consent of the Company, and any assignment without such consent by a Covered Person shall be null and void; provided, further, that no assignment of this Agreement by the Company or to a successor of the Company (by operation of law or otherwise) shall be valid unless such assignment is made to a person which succeeds to the business of the Company substantially as an entirety; provided, further, that Hewitt Holdings may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Company, and any assignment by Hewitt Holdings without such consent shall be null and void.

       Section 7.4 Holding of Covered Shares in Custody; Entry of Stop Transfer Orders.

               (a) Each Covered Person understands and agrees that all Covered Shares beneficially owned by each Covered Person shall be held in the custody of a custodian until the first to occur of (i) such time as such Covered Shares are released pursuant to Section 7.4(e) hereof, (ii) such time as this Agreement has expired or been terminated pursuant to Section 8.1, except as to such Covered Shares which remain subject to the provisions of Article II, which Covered Shares shall be distributed to the Covered Persons only when such shares are no longer subject to the provisions of Article II, and (iii) such time as otherwise determined by the Executive Committee and the Board of Directors of the Company. Each Covered Person agrees to deliver to the custodian any such Covered Shares which are not so held. Each of the Executive Committee and the Company is authorized to enter into such custodial arrangements and agreements, and to take such actions with respect to the Covered Shares held in custody, as the Executive Committee or the Company deems necessary or desirable to effectuate the provisions of this Agreement. The form of the custody agreement and the identity of the custodian must be satisfactory in form and substance to the Executive Committee and the Board of Directors of the Company (or its designees).

               (b) Whenever the custodian shall receive any dividend or other distribution upon any Covered Shares other than in Covered Shares, the Executive Committee will give or cause to be given notice or direction to the applicable custodian referred to in paragraph (a) of this Section 7.4 to permit the prompt distribution of such dividend or distribution to the beneficial owner of such Covered Shares, net of any tax withholding amounts required to be withheld by the custodian, unless the distribution of such dividend or distribution is restricted by the terms of another agreement between the Covered Person and the Company known to the Executive Committee.

               (c) Each Covered Person agrees and consents to the entry of stop transfer orders against the transfer of Covered Shares subject to Transfer Restrictions except in compliance with this Agreement.

               (d) If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be void ab initio and the Company and the Company's transfer agent shall have the right to refuse to recognize any transferee as one of its stockholders for any purpose.

               (e) The Executive Committee shall develop procedures for releasing Covered Shares from the restrictions and legends described herein.

               (f) If the transferee of a Covered Person would be a "Class B Covered Person" or a "Class C Covered Person" (as such terms are defined in the Certificate of Incorporation), then, as a condition to such Transfer, the transferee shall agree to be bound by the terms hereof to the same extent as the transferor is so bound. Any agreement to effectuate the foregoing shall be in the form prescribed by the Executive Committee.

       Section 7.5  Legend.

               (a) Each Covered Person understands and agrees that any outstanding certificate representing Covered Shares beneficially owned by an Owner Covered Person which are subject to Transfer Restrictions shall bear a legend noted conspicuously on each such certificate reading substantially as follows:

       "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS' AGREEMENT DATED AS OF JULY 1, 2003, AMONG HEWITT ASSOCIATES, INC. ("HEWITT"), HEWITT HOLDINGS LLC AND THE PERSONS NAMED THEREIN, AS MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF HEWITT AND WHICH, AMONG OTHER MATTERS, PLACES RESTRICTIONS ON THE VOTING OF SUCH SECURITIES AND PLACES RESTRICTIONS ON THE TRANSFER OR THE DISPOSITION OF SUCH SECURITIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SOLD, EXCHANGED, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE THEREWITH."

               (b) Each Covered Person understands and agrees that any outstanding certificate representing Covered Shares beneficially owned by a person other than an Owner Covered Person or which are not subject to Transfer Restrictions shall bear a legend noted conspicuously on each such certificate reading substantially as follows:

       "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS' AGREEMENT DATED AS OF JULY 1, 2003, AMONG HEWITT ASSOCIATES, INC. ("HEWITT"), HEWITT HOLDINGS LLC AND THE PERSONS NAMED THEREIN, AS MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF HEWITT AND WHICH, AMONG OTHER MATTERS, PLACES RESTRICTIONS ON THE VOTING OF SUCH SECURITIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SOLD, EXCHANGED, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE THEREWITH."

       Section 7.6 Further Assurances. Each Covered Person agrees to execute such additional documents and take such further action as may be reasonably necessary to effect the provisions of this Agreement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

       Section 8.1  Term of the Agreement; Termination of Certain Provisions.

               (a) The term of this Agreement shall continue until the first to occur of (i) such time as this Agreement is terminated by the affirmative vote of not less than a majority of the outstanding Voting Interests, (ii) such time as the Covered Shares represent less than 10% of the issued and outstanding shares of Common Stock of the Company, or (iii) June 27, 2022. The Company shall send a notice to all Covered Persons upon termination of this Agreement notifying the Covered Persons of such termination. The provisions of Article II shall remain in effect in accordance with the terms thereof notwithstanding the termination or expiration of this Agreement, unless such provisions are amended or waived as provided in Section 8.2.

               (b)  Unless this Agreement is terminated pursuant to Section 8.1
(a) hereof, any Covered Person shall be bound by the provisions of this Agreement until such time as such Covered Person no longer holds any Covered Shares. Thereafter, such Covered Person shall no longer be bound by the provisions of this Agreement (other than Sections 5.2, 6.2, 8.3, 8.4, 8.5, 8.7,
8.9 and 8.19 (the "Continuing Provisions")), and such Covered Person's name shall be removed from Appendix A to this Agreement.

       Section 8.2 Amendments and Waivers. Subject to Section 8.1(a), the provisions of this Agreement may be amended or waived only in accordance with this Section 8.2.

               (a) Subject to the other provisions of this Section 8.2, the provisions of this Agreement may be amended or waived only by the affirmative vote or written consent of a majority of the outstanding Voting Interests.

               (b) In addition to any other vote or approval that may be required under this Section 8.2, this Section 8.2(b), Article IV, Article V and any other provision the amendment (or addition or deletion) or waiver of which would have the effect of materially changing the rights or obligations of the Stockholders' Committee hereunder may only be amended (or added or deleted) or waived with the approval of the Stockholders' Committee.

          (c) In addition to any other vote or approval that may be required under this Section 8.2, this Section 8.2(c), Article II, Article III, Article VI and any other provision the amendment (or addition or deletion) or waiver of which would have the effect of materially changing the rights or obligations of the Executive Committee hereunder may only be amended (or added or deleted) or waived with the approval of the Executive Committee.

          (d) In addition to any other vote or approval that may be required under this Section 8.2, the amendment (or addition or deletion) or waiver of any provision of this Agreement which would have the effect of materially changing the rights or obligations of the Company hereunder may only be amended (or added or deleted) or waived with the approval of the Company.

          (e) In addition to any other vote or approval that may be required under this Section 8.2, any amendment to, or waiver of, this Agreement that has the effect of amending or waiving the provisions of Section 2.1 prior to June 27, 2004 or amending or waiving the provisions of Section 2.2 (in each case, as to particular Owner Covered Persons or all Owner Covered Persons) shall require the approval of a majority of the Independent Directors, except as contemplated by Section 2.2 in connection with the termination of an Owner Covered Person's employment.

          (f) The Executive Committee may, with the approval of a majority of the Independent Directors if prior to June 27, 2004, waive the Transfer Restrictions without the consent of any other person to permit particular Owner Covered Persons or all Owner Covered Persons to Transfer Covered Shares in particular situations (such as Transfers to family members, partnerships or trusts), but not generally.

          (g) The Executive Committee may waive the Transfer Restrictions without the consent of any other person (i) notwithstanding Section 8.2(e), to permit Owner Covered Persons to participate as sellers in underwritten public offerings of Common Stock and stock repurchase programs and tender offers by the Company for Common Stock and (ii) in its sole discretion after June 27, 2004.

          (h) The Independent Directors (acting by majority approval) may, without the consent of any other person, waive the provisions of, or vary the application of the formula set forth in, Section 2.2 as to particular Owner Covered Persons or all Owner Covered Persons in particular situations (such as in connection with the termination of an Owner Covered Person's employment), but not generally.

          (i) Each Covered Person understands that from time to time certain other persons may become Covered Persons and certain Covered Persons will cease to be bound by the provisions of this Agreement pursuant to the terms hereof. Accordingly, this Agreement may be amended by action of the Executive Committee from time to time and without the approval of any other person, but solely for the purposes of (i) adding to Appendix A such persons as shall be made party to this Agreement pursuant to the terms hereof and who shall execute a counterpart signature page to this Agreement and (ii) removing from Appendix A such persons as shall cease to be bound by the provisions of this Agreement pursuant to Section 8.1(b) hereof, which additions and removals shall be given effect from time to time by appropriate changes to Appendix A.

          (j) In connection with any amendment or waiver granted under this Agreement, the person granting the amendment or waiver may impose conditions on the granting of the amendment or waiver as such person may determine.

          (k) The failure of the Company, the Stockholders' Committee, the Executive Committee or the Independent Directors at any time or times to require performance of any provision of this Agreement shall in no manner affect the rights at a later time to enforce the same. No waiver by the Company, the Stockholders' Committee, the Executive Committee or the Independent Directors of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach or the breach of any other term of this Agreement.

          (l) Termination of this Agreement shall not be considered an amendment or waiver of the provisions hereof.

     Section 8.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal substantive laws of the state of Delaware, without regard to principles of conflicts of laws.

     Section 8.4  Resolution of Disputes.

          (a) The Company shall have the sole and exclusive power to enforce the provisions of this Agreement at its expense; provided, that the Executive Committee shall be permitted to enforce the provisions of Section 2.2 at its expense; provided further, that the Independent Directors (acting on behalf of the Company) shall be permitted to enforce the Transfer Restrictions at the Company's expense.

          (b) Without diminishing the finality and conclusive effect of any determination by the Stockholders' Committee, the Executive Committee or the Company, as the case may be, of any matter under this Agreement which is provided herein to be determined or proposed by the Stockholders' Committee, the Executive Committee or the Company, as the case may be (and subject to the provisions of paragraphs (c) and (d) hereof), any dispute, controversy or claim arising out of or relating to or concerning the provisions of this Agreement shall be finally settled by arbitration in Chicago, Illinois by the American Arbitration Association ("AAA") in accordance with the commercial arbitration rules of the AAA.

          (c) Notwithstanding the provisions of paragraph (b), and in addition to its right to submit any dispute or controversy to arbitration, each of the Company and the Executive Committee, as the case may be, may bring an action or special proceeding in a state or federal court of competent jurisdiction sitting in the State of Illinois, whether or not an arbitration proceeding has theretofore been or is ever initiated, for the purpose of temporarily, preliminarily or permanently enforcing the provisions of this Agreement and, for the purposes of this paragraph (c), each Covered Person (i) expressly consents to the application of paragraph (d) to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate and
(iii) irrevocably appoints the General Counsel of the Company, c/o Hewitt Associates, Inc., 100 Half Day Road, Lincolnshire, Illinois 60069 as such Covered Person's agent for service of process in connection with any such action or proceeding, who shall promptly advise such Covered Person of any such service of process.

             (d) (i) EACH COVERED PERSON HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF ILLINOIS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT THAT IS NOT OTHERWISE ARBITRATED ACCORDING TO THE PROVISIONS OF PARAGRAPH (b) HEREOF. This includes any suit, action or proceeding to compel arbitration or to enforce an arbitration award. The parties acknowledge that the forum designated by this paragraph (d) has a reasonable relation to this Agreement, and to the parties' relationship with one another. Notwithstanding the foregoing, nothing herein shall preclude the Stockholders' Committee, the Executive Committee or the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Section 8.4.

                   (ii) The agreement of the parties as to forum is independent of the law that may be applied in the action, and they each agree to such forum even if the forum may under applicable law choose to apply non-forum law. The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in paragraph (d)(i). The parties undertake not to commence any action arising out of or relating to or concerning this Agreement in any forum other than a forum described in paragraph (d)(i). The parties agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon the parties.

     Section 8.5 Relationship of Parties. The terms of this Agreement are not intended to create a separate entity for United States federal or state income tax purposes or under the laws of any other jurisdiction. Nothing in this Agreement shall be read to create any partnership, joint venture or separate entity among the parties or to create any trust or other fiduciary relationship between them.

     Section 8.6   Notices.

            (a) Any communication, demand or notice to be given hereunder will be duly given (and shall be deemed to be received) when delivered in writing by hand or first class mail or by facsimile to a party at its address as indicated below:

                  If to a Covered Person,

                  c/o Hewitt Associates, Inc.
                  100 Half Day Road
                  Lincolnshire, IL 60069
                  Facsimile: (847) 771-7906
                  Attention: General Counsel

                  If to the Stockholders' Committee,

                  Stockholders' Committee under the Stockholders' Agreement dated as of July 1, 2003
                  c/o Hewitt Associates, Inc.
                  100 Half Day Road
                  Lincolnshire, IL 60069
                  Facsimile: (847) 771-7906
                  Attention: General Counsel

                  If to the Executive Committee,

                  Executive Committee of Hewitt Holdings
                  100 Half Day Road
                  Lincolnshire, IL 60069
                  Facsimile: (847) 771-7906
                  Attention: Chairman

                  and

                  If to the Company,

                  Hewitt Associates, Inc.
                  100 Half Day Road
                  Lincolnshire, IL 60069
                  Facsimile: (847) 771-7906
                  Attention: General Counsel

                  The Company shall be responsible for notifying each Covered Person of the receipt of a communication, demand or notice under this Agreement relevant to such Covered Person, in writing, at the address of such Covered Person then in the records of the Company (and each Covered Person shall notify the Company of any change in such address for communications, demands and notices) or by electronic mail to the principal electronic address of such person maintained by the Company.

                  (b) Unless otherwise provided to the contrary herein, any notice which is required to be given in writing pursuant to the terms of this Agreement may be given by facsimile.

          Section 8.7 Severability. If any provision of this Agreement is finally held to be invalid, illegal or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired and (b) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

          Section 8.8 Right to Determine Tender Confidentially. In connection with any tender or exchange offer for all or any portion of the outstanding Common Stock, subject to compliance with all applicable restrictions on Transfer in this Agreement or any other agreement with the Company, each Covered Person shall have the right to determine confidentially whether such Covered Person's Covered Shares will be tendered in such tender or exchange offer; provided, that the tendering of any shares in such tender or exchange offer shall be the responsibility of the Covered Person and not the Stockholders' Committee or any other person.

          Section 8.9 No Third-Party Rights. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement; provided, that each of the Executive Committee and the Stockholders' Committee shall be third party beneficiaries of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and permitted assigns; provided, that each of the Executive Committee and the Stockholders' Committee shall be third party beneficiaries of this Agreement.

          Section 8.10 Section Headings. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

          Section 8.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one agreement.

          Section 8.12 Entire Agreement. This Agreement and the documents referred to herein contain the entire agreement and understanding among the parties with respect to the transactions contemplated hereby and supersede all other agreements, understandings and undertakings among the parties on the subject matter hereof. All exhibits, schedules and appendices hereto are hereby incorporated by reference and made a part of this Agreement.

          Section 8.13 Effectiveness of Agreement. This Agreement shall take effect as to a Covered Person upon execution hereof by such Covered Person, notwithstanding the fact that all Covered Persons may not have executed this Agreement as of such time.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have duly executed or caused to be duly executed this Stockholders' Agreement as of the date first above written.

                            HEWITT ASSOCIATES, INC.


                            By:               /s/ Dale L. Gifford
                               -------------------------------------------------
                            Name:             Dale L. Gifford
                                 -----------------------------------------------
                            Title:            Chief Executive Officer
                                  ----------------------------------------------


                            HEWITT HOLDINGS LLC


                            By:               /s/ C.L. Connolly III
                               -------------------------------------------------
                            Name:             C.L. Connolly III
                                 -----------------------------------------------
                            Title:            Authorized Representative
                                  ----------------------------------------------

Each Covered Person executed a signature page as of July 1, 2003.

                           COUNTERPART SIGNATURE PAGE
                           TO STOCKHOLDERS' AGREEMENT

         IN WITNESS WHEREOF, the undersigned has duly executed or caused to be duly executed this Stockholders' Agreement as of the date first above written.

Signature Block For Individuals               Signature Block For Entities


________________________________________      __________________________________
(Signature)                                   (Name of Entity)


________________________________________      By: ______________________________
(Printed Name)                                Printed Name: ____________________
                                              Title: ___________________________

                                   APPENDIX A

                                 Covered Persons